Prepaid Expenses and Other Current Assets (Details) - Schedule of receivables represented the amount available for future deduction against VAT payable - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Schedule of receivables represented the amount available for future deduction against VAT payable [Abstract]
Advances to suppliers	$ 7,102	$ 2,117
Prepaid expenses	4,687	208
VAT receivables	4,106	2,471
Deposits	1,029	746
Other receivables	203	480
Total	$ 17,127	$ 6,022